                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: September 8, 1998          Date of Event: August 22, 1998


                             LANDSTAR SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  021238               06-1313069
  (State or other jurisdiction    (Commission          (I.R.S. Employer
       of incorporation)          file number)         Identification No.)


                 4160 Woodcock Drive, Jacksonville, Florida
                 (Address of principal executive offices)

                                     32207
                                   (Zip Code)

                                 (904) 390-1234
             (Registrant's telephone number, including area code)

                                      N/A
(Former name, former address and former fiscal year, if changed since last report)

Item 2    Acquisition or Disposition of Assets.

On August 22, Landstar Poole, Inc. ("Landstar Poole"), an indirect wholly-owned subsidiary of Landstar System, Inc.("Landstar"), sold all of its tractors and trailers, certain operating assets and the Landstar Poole business to Schneider National, Inc. for approximately $41,592,000 in cash. This transaction was fully described in Landstar's quarterly report on Form 10-Q for the quarter ended June 27, 1998.

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of business acquired.

 N/A

(b)  Financial Statements and Pro Forma Financial Information and Exhibits

Pro Forma Consolidated Financial Statement Information as of
June 27, 1998 and December 27, 1997.

On August 22, 1998, Landstar Poole, which comprised Landstar's entire company-owned tractor segment, completed the sale of all its tractors and trailers, certain operating assets and the Landstar Poole business to Schneider National, Inc. for approximately $41,592,000 in cash, of which $750,000 has been placed in escrow pending a final accounting for certain asset values. In addition, Landstar Poole has entered into an agreement to sell its remaining truck terminal to an unrelated third party for approximately $732,000 in cash. Certain liabilities of the company-owned tractor segment were retained by Landstar, primarily insurance claims, accounts payable and capital lease obligations.

The Pro Forma Financial Information is not necessarily indicative of what the financial condition of Landstar would have been had the disposition been completed on the date assumed, nor is such information necessarily indicative of the future financial condition or results of operations of Landstar.

The unaudited Pro Forma Financial Information should be read in conjunction with the explanatory notes thereto, and the consolidated financial statements of Landstar for the thirteen and twenty-six week periods ended June 27, 1998, included in Landstar's quarterly report on Form 10-Q, and the fiscal year ended December 27, 1997, included in Landstar's annual report on Form 10-K, both of which were previously filed with the Commission.

The historical Statements of Income for the thirteen and twenty-six weeks ended June 27, 1998 and June 28, 1997 included in Landstar's June 27, 1998 quarterly report on Form 10-Q fully reflect the results of operations and the disposition of the company-owned tractor segment as a discontinued operation for all periods presented. The Pro Forma Balance Sheet information at June 27, 1998 and the Pro Forma Statement of Income information for the fiscal year ended December 27, 1997 follows:






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
                         LANDSTAR SYSTEM, INC. AND SUBSIDIARY
                     CONSOLIDATED PRO FORMA BALANCE SHEET INFORMATION
                    (Dollars in thousands, except per share amounts)
                                     (Unaudited)

                                                                  June 27,       Pro Forma       Pro Forma Balance
                                                                   1998         Adjustments      Sheet Information
                                                                ----------     -------------     ------------
ASSETS
Current assets:
   Cash                                                          $  21,786      $     25,431     $     47,217
   Short-term investments                                            1,460                              1,460
   Trade accounts receivable, less allowance of $7,724             170,586                            170,586
   Other receivables, including advances to independent
      contractors, less allowance of $4,804                         13,195             1,482           14,677
   Prepaid expenses and other current assets                         9,503                              9,503
   Assets held for sale                                             42,324           (42,324)
                                                                 ---------        ----------       ----------
          Total current assets                                     258,854           (15,411)         243,443
                                                                 ---------        ----------       ----------
Operating property, less accumulated depreciation
   and amortization of $27,606                                      40,471                             40,471
Goodwill, less accumulated amortization of $5,953                   35,609                             35,609
Deferred income taxes and other assets                              10,274                             10,274
                                                                 ---------        ----------       ----------
Total assets                                                    $  345,208       $   (15,411)     $   329,797
                                                                 =========        ==========       ==========
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Cash overdraft                                               $   15,033                        $    15,033
   Accounts payable                                                 59,972                             59,972
   Current maturities of long-term debt                             35,284       $   (15,411)          19,873
   Insurance claims                                                 31,490                             31,490
   Other current liabilities                                        35,329                             35,329
                                                                 ---------        ----------       ----------
          Total current liabilities                                177,108           (15,411)         161,697
                                                                 ---------        ----------       ----------
Long-term debt, excluding current maturities                        27,000                             27,000
Insurance claims                                                    31,367                             31,367

Shareholders' equity:
   Common stock, $.01 par value, authorized 20,000,000
      shares, issued 12,943,174 shares                                 129                                129
   Additional paid-in capital                                       63,216                             63,216
   Retained earnings                                               103,672                            103,672
   Cost of 2,028,041 shares of common stock in treasury            (57,284)                           (57,284)
                                                                 ---------        ----------       ----------
          Total shareholders' equity                               109,733                            109,733
                                                                 ---------        ----------       ----------
Total liabilities and shareholders' equity                      $  345,208       $   (15,411)     $   329,797
                                                                 =========        ==========       ==========

See accompanying explanatory note to consolidated Pro Forma financial information.
                                       3

                          LANDSTAR SYSTEM, INC. AND SUBSIDIARY
                   CONSOLIDATED PRO FORMA STATEMENT OF INCOME INFORMATION
                      (Dollars in thousands, except per share amounts)
                                     (Unaudited)

                                                     Fiscal Year Ended December 27, 1997
                                                     -----------------------------------
                                                   Historical     Disposition    Pro Forma
                                                   Financial      of            Financial
                                                   Information    Business       Information
                                                   -----------    -----------    -----------
Revenue                                            $ 1,312,704    $    93,393    $ 1,219,311

Costs and expenses:
    Purchased transportation                           923,654         14,837        908,817
    Drivers' wages and benefits                         28,010         28,010
    Fuel and other operating costs                      48,733         26,057         22,676
    Insurance and claims                                47,993          5,108         42,885
    Commissions to agents and brokers                   99,848          1,423         98,425
    Selling, general and administrative                 93,214          7,628         85,586
    Depreciation and amortization                       20,918          9,564         11,354
    Restructuring costs                                  3,164            (83)         3,247
                                                   -----------    -----------    -----------
         Total costs and expenses                    1,265,534         92,544      1,172,990
                                                   -----------    -----------    -----------
Operating income                                        47,170            849         46,321
Interest and debt expense                                4,602          1,897          2,705
                                                   -----------    -----------    -----------
Income before income taxes                              42,568         (1,048)        43,616
Income taxes                                            17,878           (310)        18,188
                                                   -----------    -----------    -----------
Net income                                         $    24,690    $      (738)   $    25,428
                                                   ===========    ===========    ===========
Earnings per common share                          $      1.97    $     (0.06)   $      2.03
                                                   -----------    -----------    -----------
Diluted earnings per share                         $      1.96    $     (0.06)   $      2.02
                                                   ===========    ===========    ===========
Average number of common shares outstanding:
     Earnings per common share                      12,541,000     12,541,000     12,541,000
                                                   ===========    ===========    ===========
     Diluted earnings per share                     12,580,000     12,580,000     12,580,000
                                                   ===========    ===========    ===========

See accompanying explanatory note to consolidated Pro Forma financial information.
                                       4

                                  LANDSTAR SYSTEM, INC.
                      EXPLANATORY NOTES TO PRO FORMA FINANCIAL INFORMATION
                                    (Unaudited)

The Pro Forma Balance Sheet Information assumes that the transaction was completed on June 27, 1998 and reflects that $15,411,000 of the proceeds received from sale were utilized to repay the capital lease obligations secured by the assets sold.

The Pro Forma Statement of Income Information for the fiscal year ended December 27, 1997 assumes that the disposal of the company-owned tractor segment occurred on December 28, 1996, the end of the Company's 1996 fiscal year.



(c) Exhibits

The exhibits listed on the Exhibit Index are filed as part of this Current Report on Form 8-K.

                                Exhibit Index

Exhibit No.                Description
-----------                -----------
(2) Plan of acquisition, reorganization, arrangement, Liquidation or succession.

              (2.1) Asset Purchase Agreement, by and between Landstar Poole, Inc. as the seller, and Landstar System, Inc. as the guarantor, and Schneider National, Inc. as the purchaser, dated as of July 15, 1998
                            (a copy of which has been previously
                            filed with the Commission with the
                            Company's June 27, 1998 quarterly report on
                            Form 10-Q).



















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
                                     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          LANDSTAR SYSTEM, INC.



Date:     September 8, 1998                  Henry H. Gerkens
                                          ----------------------------
                                          Henry H. Gerkens
                                          Executive Vice President and
                                          Chief Financial Officer;
                                          Principal Financial Officer



Date:     September 8, 1998                  Robert C. LaRose
                                          ----------------------------
                                          Robert C. LaRose
                                          Vice President Finance and Treasurer;
                                          Principal Accounting Officer